                                                                    Exhibit 32.2

                                  CERTIFICATION

      In connection  with the quarterly  report of New Century  Equity  Holdings
Corp.  (the "Company") on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, I, John P.
Murray,  Principal  Financial  Officer of the Company,  certify,  pursuant to 18
U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

  (1) The Form 10-Q report for the quarter ended September 30, 2007,  filed with the  Securities  and  Exchange  Commission  on November  14,  2007,  fully complies with the requirements of Section 13(a) or 15(d) of the Securities
      Exchange Act of 1934; and

  (2) The  information  contained in the Form 10-Q report for the quarter  ended
      September  30,  2007  fairly  presents,  in  all  material  respects,  the financial  condition  and  results of  operations  of New  Century  Equity
      Holdings Corp.

By: /s/ John P. Murray             Date: November 14, 2007
    ---------------------------          ---------------------
John P. Murray
Principal Financial Officer